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                                  EXHIBIT 10.7

                        ASSIGNMENT OF MEMBERSHIP INTEREST

BY THIS ASSIGNMENT OF MEMBERSHIP INTEREST ("Assignment") made and entered into as of the 29th day of December 2000, AMORTIBANC MANAGEMENT L.C., a Texas Limited Liability Company.,("Assignor"), and 1st Realty Investments, Inc., a Nevada For Profit Corporation, ("Assignee"), agree as follows:

      1. Assignment. For the amount of $10.00 evidenced by a note for that amount from Assignee in favor of Assignor, together with other necessary and agreed upon consideration as set forth below, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby irrevocably sells, transfers and assigns to Assignee all of its membership interest and participation percentage in Bosque del San Antonio L.L.C. Assignee hereby accepts the assignment and transfer of the Assignors' membership interest in Bosque del San Antonio L.L.C., and agrees to assume any and all obligations and responsibilities associated with such interest from and after the date of this Assignment and hold Assignors harmless from any and all liabilities relating thereto.

      2. Further Acts: Additional Documents. Assignors and Assignee shall perform all such further acts and execute and deliver any and all additional documents and instruments that may be necessary or desirable to consummate, evidence or confirm the assignment of the interest described herein.

      3. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, this Assignment has been executed as of the day and year first above written.

                                            "ASSIGNORS"

                                            AMORTIBANC MANAGEMENT, L.C.
                                            a Texas limited liability company

                                            /s/    Edward W. Dietrich
                                                   -----------------------------
                                            Name   Edward W. Dietrich
                                                   -----------------------------
                                            Title  Vice President
                                                   -----------------------------

                                            "ASSIGNEE"

                                            1st Realty Investments, Inc.
                                            a Nevada For Profit Corporation

                                            /s/    William Szilagyi
                                                   -----------------------------
                                            Name   William Szilagyi
                                                   -----------------------------
                                            Title  President
                                                   -----------------------------